Execution Version

                     EXHIBIT 10.1 AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
dated as of September 14, 2017,
among
NOVELIS INC.,
as Parent Borrower,
NOVELIS CORPORATION
as U.S. Borrower,
THE OTHER U.S. SUBSIDIARIES OF PARENT BORROWER
PARTY HERETO AS U.S. BORROWERS,
NOVELIS UK LTD,
as U.K. Borrower,
NOVELIS AG,
as Swiss Borrower,
NOVELIS DEUTSCHLAND GMBH,
as German Borrower,
AV METALS INC.,
THE OTHER GUARANTORS PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, and U.S. Swingline Lender,
WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender, and
BANK OF AMERICA, N.A. AND HSBC BANK USA, N.A.,
as Issuing Banks.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS, INC.,
DEUTSCHE BANK SECURITIES INC., and
JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agents.
____________________________________________________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS, INC.,
DEUTSCHE BANK SECURITIES INC., and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Bookmanagers.

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This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 14, 2017, is entered into between NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Parent Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party thereto ( collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as U.K. borrower (the “U.K. Borrower”), NOVELIS AG, as Swiss borrower (the “Swiss Borrower”), NOVELIS DEUTSCHLAND GMBH, as German borrower (the “German Borrower” and, together with the Parent Borrower, the U.S. Borrowers, the U.K. Borrower, and the Swiss Borrower, the “Borrowers”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, each ISSUING BANK party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”), and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, and together with its successors in such capacity, “European Swingline Lender”).
RECITALS
WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the European Swingline Lender, the Issuing Banks, the lenders from time to time party thereto immediately prior to the Amendment Effective Date (the “Existing Lenders”), and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Third Party Security Provider has pledged certain assets to secure the Secured Obligations of the Loan Parties;
WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as herein set forth;
WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement;
WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby; and

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WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the European Swingline Lender, each Existing Lender party hereto, and each other bank or financial institution signatory hereto as a lender and listed on Annex I hereto (the “New Lenders” and, collectively with the Existing Lenders party hereto, the “Lenders”), and each Issuing Bank, have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.    Commitments; Lenders. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), immediately prior to giving effect to Section 4 of this Amendment:
(a)    the Revolving Commitment of each Existing Lender under the Credit Agreement shall be adjusted as necessary such that the Revolving Commitment of such Existing Lender and of each New Lender under the Amended Credit Agreement shall be as set forth on Annex I hereto;
(b)    each of the Lenders party hereto hereby waives advance notice of any termination or reduction (including in accordance with Section 11.02(d) of the Credit Agreement) of its Revolving Commitment in connection therewith; provided that notice thereof is provided on or prior to the Amendment Effective Date;
(c)    the Total Revolving Commitments both immediately before and immediately after giving effect to this Amendment shall be $1,000,000,000;
(d)    the Revolving Exposure and other exposures under or in connection with the Revolving Commitments of each Existing Lender (as in effect immediately prior to giving effect to this Amendment) shall be reallocated and assigned (including in accordance with Section 11.02(d) of the Credit Agreement) from the Existing Lenders to and among the Lenders (including, for avoidance of doubt, the New Lenders), and settled by the Administrative Agent, the Lenders, and the Existing Lenders that are not Lenders party to this Amendment as necessary, in each case in accordance with each such Person’s adjusted shares of such commitments (including, in the case of the Existing Lenders that are not Lenders party to this Amendment, the payment of its Revolving Percentage (as in effect immediately prior to giving effect to this Amendment) of the outstanding principal amount of the Loans, and all accrued and unpaid interest and fees in connection therewith); and
(e)    after giving effect to the foregoing, the “Commitment” and the “Revolving Commitment” of each Existing Lender that is not a Lender party to this Amendment shall terminate,

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and each such Existing Lender shall cease to be a Lender under the Credit Agreement and the Amended Credit Agreement for all purposes.
Notwithstanding anything to the contrary in any Loan Document, each Lender party to this Amendment consents to the non-pro rata payments required to effect the provisions of this Section 2. This Amendment shall constitute an Assignment and Assumption for purposes of the Credit Agreement, the Amended Credit Agreement, and the other Loan Documents.
Section 3.    Lender Agreements.
(a)    Each of the Lenders:
(i)    confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;
(ii)    agrees that it will, independently and without reliance upon any Agent, any Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the Amended Credit Agreement;
(iii)    appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the Amended Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and
(iv)    agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or the Amended Credit Agreement are required to be performed by it as a Lender.
(b)    Each New Lender acknowledges and agrees that, upon its execution of this Amendment and upon the assignments effected pursuant to Section 2 of this Agreement, such New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms hereof and thereof, and shall perform all the obligations of and shall have all rights of a Lender hereunder and thereunder.
(c)    The Loan Parties, the Agents, the Lenders and the Issuing Banks each, by their execution and delivery of this Amendment and in reliance upon the representations and warranties in this Section 3, consents to each New Lender becoming a “Lender” pursuant to Section 2 of this Amendment under, and for all purposes of, the Credit Agreement, the Amended Credit Agreement, and the other Loan Documents.
(d)    By its execution of this Amendment, each New Lender represents and warrants that it meets all the requirements to be an assignee under Section 11.04 of the Credit Agreement (subject to such consents, if any, as may be required thereunder).

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(e)    For each New Lender, delivered herewith to the Parent Borrower and the Administrative Agent are such forms, certificates or other evidence with respect to Tax withholding matters as such New Lender may be required to deliver to the Parent Borrower and the Administrative Agent pursuant to Section 2.15 of the Credit Agreement.
(f)    Each Lender hereby expressly consents to, ratifies (genehmigt) and confirms the declarations and acts made by the Collateral Agent on behalf and in the name of the Assignee as Future Pledgee (as defined in the relevant German Security Agreement) in the German Security Agreements. Each Lender confirms that it is aware of the contents of the German Security Agreements.
Section 4.    Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, immediately after giving effect to Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)    The cover page of the Credit Agreement is hereby amended and restated as set forth on Exhibit A hereto.
(b)    The following defined terms shall be added to Section 1.01 in the appropriate alphabetical order:
(i)    “Amendment No. 1” means that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of September 14, 2017, among Holdings, the Borrowers, the other Loan Parties party thereto, Novelis Italia, S.p.A., as third party security provider, the Administrative Agent, the Collateral Agent, the European Swingline Lender, and each Issuing Bank party thereto.
(ii)    “Amendment No. 1 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 1.
(iii)    “Anti-Money Laundering Laws” shall mean applicable laws or regulations in any jurisdiction in which any Credit Party or any of its Subsidiaries or their respective Related Parties are located or doing business that relates to money laundering or terrorism financing, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto.
(iv)    “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
(v)    “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
(vi)    “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of

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an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
(vii)    “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
(viii)    “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
(ix)    “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
(x)    “NKL Share Repurchase” shall mean the repurchase by NKL of Equity Interests of NKL for cash consideration derived from all or a portion of the proceeds of the Ulsan Share Sale, which may be structured as a share cancellation, a reduction in par value, a share consolidation and reduction in share value, or any other legal structure resulting in the reduction of Equity Interests in NKL in exchange for cash consideration.
(xi)    “Reporting Recovery Event” shall mean, with respect to any Reporting Trigger Event at any time (a) no Default or Event of Default shall have been outstanding for a period of thirty (30) consecutive days then ended and (b) Excess Availability shall be at least the greater of (i) $110,000,000 and (ii) 12.5% of the lesser of (A) the Total Revolving Commitment and (B) the then-applicable Total Borrowing Base, for a period of thirty (30) consecutive days then ended.
(xii)    “Reporting Trigger Event” shall mean as of any Business Day after the Closing Date (a) an Event of Default shall have occurred and is continuing and/or (b) Excess Availability shall as of any date (or, in the case only of Sections 5.07(c), 9.02(f), or 9.03(c), for a period of three (3) consecutive Business Days) be less than the greater of (i) $110,000,000 and (ii) 12.5% of the lesser of (A) the Total Revolving Commitment and (B) the then-applicable Total Borrowing Base.
(xiii)    “Ulsan Joint Venture Partner” shall mean Kobe Steel, Ltd., a company organized under the laws of Japan.
(xiv)    “Ulsan JV Subsidiary” shall mean a joint venture stock company organized, or to be organized, in Korea, and registered, or to be registered, in the Commercial Corporate Registry in Korea.
(xv)    “Ulsan Sale Agreement” shall mean that certain share sale and purchase agreement, dated as of May 10, 2017, between NKL and the Ulsan Joint Venture Partner, as the same may be amended or modified from time to time.
(xvi)    “Ulsan Share Sale” shall mean the sale, pursuant to the terms of the Ulsan Sale Agreement, by NKL of 49.9%% of the Equity Interests owned by NKL in the Ulsan JV Subsidiary to the Ulsan Joint Venture Partner, for cash in the amount of $314,370,000, and the

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subsequent sale by NKL of 0.1% of the Equity Interests owned by NKL in the Ulsan JV Subsidiary to the Ulsan Joint Venture Partner, for cash in the amount of $630,000.
(xvii)    “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(c)    The following defined terms shall be deleted from Section 1.01 in their entirety: “Anti-Terrorism Laws”, “Sanctioned Country” and “Trading With the Enemy Act”.
(d)    The defined term “Anti-Corruption Laws” in Section 1.01 is amended and restated in its entirety as follows:
““Anti-Corruption Laws” shall mean: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which any Credit Party or any of its Subsidiaries or their respective Related Parties is located or doing business.”
(e)    The defined term “Arranger” in Section 1.01 is amended and restated in its entirety as follows:
““Arranger” shall mean Wells Fargo Bank, National Association, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., and JPMorgan Chase Bank, N.A., as joint lead arrangers.”.
(f)    The defined term “Availability Conditions” in Section 1.01 is amended and restated in its entirety as follows:
““Availability Conditions” shall mean that, with respect to any Proposed Transaction, each of the following conditions are satisfied, as applicable:
(a)    both immediately prior to and after giving effect to such Proposed Transaction, no Default shall have occurred and be continuing; and
(b)    when used with regard to Section 6.08 (Dividends), immediately after giving effect to such Proposed Transaction, (i)(A) Excess Availability on the date such Proposed Transaction is consummated and (B) average daily Excess Availability for the 30 day period immediately preceding such Proposed Transaction (assuming such Proposed Transaction occurred on the first day of such 30 day period), in each case is greater than or equal to 20% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base or (ii)(A)(1) Excess Availability on the date such Proposed Transaction is consummated and (2) average daily Excess Availability for the 30 day period immediately preceding such Proposed Transaction (assuming such Proposed Transaction occurred on the first day of such 30 day period), in each case is greater than or equal to 15% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base and (B) the Consolidated Fixed Charge Coverage

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Ratio as of the end of the most recent fiscal quarter (on a trailing four quarter basis, on a Pro Forma Basis after giving effect to each such Proposed Transaction as if such Proposed Transaction occurred on the first day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) and (b)) shall not be less than 1.25 to 1.0; or
(c)    when used with regard to Sections 6.06 (Asset Sales) and 6.11 (Prepayments of other Indebtedness, etc.), immediately after giving effect to such Proposed Transaction, (i) Excess Availability on the date such Proposed Transaction is consummated is greater than or equal to 20% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base or (ii)(A) Excess Availability on the date such Proposed Transaction is consummated is greater than or equal to 15% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base and (B) the Consolidated Fixed Charge Coverage Ratio as of the end of the most recent fiscal quarter (on a trailing four quarter basis, on a Pro Forma Basis after giving effect to each such Proposed Transaction as if such Proposed Transaction occurred on the first day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) and (b)) shall not be less than 1.25 to 1.0; or
(d)    when used with regard to Section 6.04 (Investments, Loans and Advances) (including with respect to Permitted Acquisitions), and for all other Proposed Transactions not referred to in clauses (b) or (c) above, immediately after giving effect to such Proposed Transaction, (i) Excess Availability on the date such Proposed Transaction is consummated is greater than or equal 20% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base or (ii)(A) Excess Availability on the date such Proposed Transaction is consummated is greater than or equal to 15% of the lesser of (y) the Total Revolving Commitment and (z) the Total Borrowing Base and (B) the Consolidated Fixed Charge Coverage Ratio as of the end of the most recent fiscal quarter (on a trailing four quarter basis, on a Pro Forma Basis after giving effect to each such Proposed Transaction as if such Proposed Transaction occurred on the first day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) and (b)) shall not be less than 1.25 to 1.0; and
(e)    in each case, prior to undertaking any Proposed Transaction involving (i) payment of a Dividend of $25,000,000 or more or (ii) any payment (or transfer of property having a fair market value) of $100,000,000 or more, the Loan Parties shall deliver to the Administrative Agent an Officer’s Certificate demonstrating in reasonable details the satisfaction of the conditions contained in clause (b), (c) or (d) above, as applicable.”.
(g)    The defined term “Cash Dominion Recovery Event” in Section 1.01 is amended by deleting “$100,000,000” and replacing it with “$90,000,000”.

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(h)    The defined term “Cash Dominion Trigger Event” in Section 1.01 is amended by deleting “$100,000,000” and replacing it with “$90,000,000”.
(i)    The defined term “Cash Equivalents” in Section 1.01 is amended by deleting the phrase “clause (c)” in the last proviso to such definition and replacing it with the phrase “clause (a), (c) or (d)”.
(j)    The defined term “Consolidated EBITDA (Fixed Charge)” in Section 1.01 is amended by deleting clause (z)(b) therefrom and replacing it with the phrase “(b) any gain or loss relating to cancellation or extinguishment of Indebtedness,”.
(k)    The defined term “Covenant Recovery Event” in Section 1.01 is amended by deleting “$110,000,000” and replacing it with “$90,000,000”, and (ii) deleting “12.5%” and replacing it with “10%”.
(l)    The defined term “Covenant Trigger Event” in Section 1.01 is amended by deleting “$110,000,000” and replacing it with “$90,000,000”, and (ii) deleting “12.5%” and replacing it with “10%”.
(m)    The defined term “Defaulting Lender” in Section 1.01 is amended by (i) deleting “or” before clause (d)(iii) and adding “or (iv) become the subject of a Bail-In Action” immediately prior to the phrase “; provided that a Lender shall not be a Defaulting Lender”, (ii) adding the phrase “other than via an Undisclosed Administration,” immediately after the phrase “(d) has, or has a direct or indirect parent company that has,” and (iii) adding the following at the end of such definition:
“so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. For purposes of this definition, “Undisclosed Administration” means in relation to a Lender or its direct or indirect parent company the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction supervision if applicable law requires that such appointment is not to be publicly disclosed”.
(n)    The defined term “Eligible Assignee” in Section 1.01 is amended by deleting the last proviso thereof in its entirety.
(o)    The defined term “European Borrowing Base” in Section 1.01 is amended and restated in its entirety as follows:
“European Borrowing Base” shall mean the lesser of (i) the sum of (A) the Swiss Borrowing Base plus (B) the U.K. Borrowing Base plus (C) the German Borrowing Base and (ii) 50% of the aggregate Revolving Commitments.

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(p)    The defined term “European Swingline Commitment” in Section 1.01 is amended by deleting “€60,000,000” and replacing it with “€70,000,000”.
(q)    The defined term “Excluded Property” in Section 1.01 is amended by (i) deleting “and” immediately prior to the reference to sub-clause (y) in clause (f) thereof and replacing it with a comma, and (ii) adding the following at the end of clause (f) thereof:
“and (z) any fee-owned real property located in the United States”.
(r)    The defined term “Federal Funds Rate” in Section 1.01 is amended by deleting the phrase “arranged by federal funds brokers”.
(s)    The defined term “French Collateral Agent” in Section 1.01 is amended by adding the following sentence at the end thereof:
“Pursuant to article 1161 of the French code civil, the Lenders hereby expressly authorize the French Collateral Agent to act on the behalf and for the account of the Lenders and in its own name and for its own account as creditor under the Parallel Debt provision set forth in Section 11.24, in connection with the performance of the Loan Documents.”
(t)    The defined term “Maturity Date” is amended by (i) deleting the phrase “October 6, 2019” from clause (i) thereof and replacing it with the phrase “September 14, 2022” and (ii) deleting clause (A) therefrom and replacing it with the following:
“(A) such Indebtedness has, or has been refinanced to have, a maturity date six months or more after the scheduled Maturity Date”.
(u)    The defined term “Mortgaged Property” in Section 1.01 is amended by deleting the period at the end thereof and replacing it with the phrase “; provided that, notwithstanding anything in this Agreement or any other Loan Document to the contrary, (i) Excluded Property and (ii) Real Property located in the United States, in the case of clauses (i) and (ii), shall not constitute, and shall not be required to become, Mortgaged Property.”.
(v)    The defined term “Permitted Customer Account Financing” in Section 1.01 is amended by (i) adding the phrase “(or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects)” immidately after the phrase “true and correct in all material respects” in clause (i) thereof, and (ii) deleting clause (iii) thereof and replacing it with the phrase “(iii) the number of Account Debtors whose Accounts are at any time subject to Permitted Customer Account Financings shall be limited to seven; provided that all Affiliates of an Account Debtor shall be deemed to be a single Account Debtor for purposes of this definition”.
(w)    The defined term “Permitted German Alternative Financing” in Section 1.01 is amended by adding the phrase “(or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects)” immediately after the phrase “true and correct in all material respects” in clause (i) thereof.

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(x)    The defined term “Permitted Holdings Amalgamation” in Section 1.01 is amended by adding the phrase “(or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects)” immediately after the phrase “true and correct in all material respects” in clause (i) thereof.
(y)    The defined term “Permitted Novelis Switzerland Financing” in Section 1.01 is amended by adding the phrase “(or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects)” immediately after the phrase “true and correct in all material respects” in clause (ii) thereof.
(z)    The defined term “person” or “Person” is amended by deleting the period at the end thereof and replacing it with the phrase “, including any territory or country.”.
(aa)    The defined term “Related Parties” in Section 1.01 is amended and restated in its entirety as follows:
““Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.”
(bb)    The defined term “Sanctioned Person” in Section 1.01 is amended and restated in its entirety as follows:
““Sanctioned Person” means any Person that is a target of Sanctions, including without limitation, a Person that is: (a) listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List; (b) listed on OFAC’s Consolidated Sanctions List; (c) a legal entity that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s); or (d) a Person that is a Sanctions target pursuant to any territorial or country-based Sanctions program.”
(cc)    The defined term “Sanctions” in Section 1.01 is amended and restated in its entirety as follows:
““Sanctions” or “Sanction” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Treasury Department Office of Foreign Assets Control (OFAC), the U.S. State Department, the U.S. Department of Commerce, or through any existing or future Executive Order, (b) the United Nations Security Council, (c) the European Union, (d) the United Kingdom, or (e) any other governmental authorities with jurisdiction over any Credit Party or its Subsidiaries or their respective Related Parties.”

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(dd)    The defined term “Subsidiary” in Section 1.01 is amended by (i) adding “(A)” before the word “Logan” in the last sentence of such definition, and (ii) deleting the period at the end of the last sentence in such definition and replacing it with the following:
“and (B) (i) except as set forth in clause (ii) below, Ulsan JV Subsidiary shall not be treated as a Subsidiary hereunder or under the other Loan Documents at any time that (x) Holdings directly or indirectly owns Equity Interests in Ulsan JV Subsidiary and (y) Holdings or any of its Subsidiaries has the right to elect no more than half of the directors of Ulsan JV Subsidiary and (ii) regardless of whether Ulsan JV Subsidiary is a Subsidiary, the financial results of Ulsan JV Subsidiary shall be included in all consolidated financial results of Novelis Inc. and its Subsidiaries to the extent Novelis Inc. consolidates the results of Ulsan JV Subsidiary in its financial statements in accordance with U.S. GAAP.”
(ee)    The defined term “Swiss Qualifying Bank” in Section 1.01 is amended by deleting the phrase “No. S-02.130(4.99)” and replacing it with the phrase “No. S-02.130.1(4.99)”.
(ff)    The defined term “Syndication Period” in Section 1.01 is deleted in its entirety.
(gg)    The defined term “Total Adjusted Borrowing Base” in Section 1.01 is amended and restated in its entirety as follows:
“Total Adjusted Borrowing Base” shall mean, at any time, the sum of (i) the U.S. Borrowing Base at such time, plus (ii) the Canadian Borrowing Base at such time, plus (iii) the lesser of (A) the U.K. Borrowing Base and (B) 50% of the aggregate Revolving Commitments, minus (without duplication) (iv) Reserves against the Total Borrowing Base or any component thereof (other than the German Borrowing Base and the Swiss Borrowing Base).
(hh)    The defined term “Total Adjusted Borrowing Base (German)” in Section 1.01 is amended and restated in its entirety as follows:
“Total Adjusted Borrowing Base (German)” shall mean, at any time, the sum of (i) the U.S. Borrowing Base at such time, plus (ii) the Canadian Borrowing Base at such time, plus (iii) the lesser of (A)(I) the U.K. Borrowing Base plus (II) the Swiss Borrowing Base and (B) 50% of the aggregate Revolving Commitments, minus (without duplication) (iv) Reserves against the Total Borrowing Base or any component thereof (other than the German Borrowing Base).
(ii)    The defined term “Total Adjusted Borrowing Base (Swiss)” in Section 1.01 is amended and restated in its entirety as follows:
“Total Adjusted Borrowing Base (Swiss)” shall mean, at any time, the sum of (i) the U.S. Borrowing Base at such time, plus (ii) the Canadian Borrowing Base at such time, plus (iii) the lesser of (A)(I) the U.K. Borrowing Base plus (II) the German Borrowing Base and (B) 50% of the aggregate Revolving Commitments, minus (without duplication) (iv) Reserves against the Total Borrowing Base or any component thereof (other than the Swiss Borrowing Base).

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(jj)    Section 1.04 is amended by adding the following after the last sentence in such section:
“Notwithstanding anything to the contrary in this Agreement, regardless of whether Ulsan JV Subsidiary is a Subsidiary, the financial results of Ulsan JV Subsidiary shall be included in all consolidated financial results of Novelis Inc. and its Subsidiaries to the extent Novelis Inc. consolidates the results of Ulsan JV Subsidiary in its financial statements in accordance with U.S. GAAP. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be deemed to require the consolidation of Ulsan JV Subsidiary into the consolidated financial results of the Parent Borrower to the extent not required under U.S. GAAP.”
(kk)    Section 2.02(c) is amended by deleting the phrase “(11:00 a.m., London time in the case of Revolving Loans made in GBP or Euros)” and replacing it with the phrase “(1:00 p.m., London time in the case of Revolving Loans made in GBP or Euros)”.
(ll)    Section 2.18(b) is amended by (i) amending and restating the second sentence of clause (i) thereof as follows:
“The obligation of Borrowers to reimburse the applicable Issuing Bank for any payment made under a Letter of Credit shall be absolute, unconditional, irrevocable, and joint and several, and shall be paid without regard to any lack of validity or enforceability of any Letter of Credit or this Agreement (or any term or provision therein or herein); or the the existence of any claim, setoff, defense or other right that Borrowers may have at any time against the beneficiary or against the Issuing Bank; any draft, certificate or other document presented under a Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any other event or circumstances which might constitute a legal or equitable discharge or provide a right of setoff against the Borrowers’ reimbursement obligation.”,
(ii) adding the following sentence at the end of clause (iv) thereof:
“Except as otherwise provided herein, Borrowers shall indemnify each Issuing Bank for all losses (except losses resulting from such Issuing Bank’s actual gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a non-appealable decision)) incurred in connection with the issuance of Letters of Credit, the use of the proceeds therefrom, and any refusal by such Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit.”, and (iii) adding the following sentence immediately after the second sentence of clause (v) thereof:
“With respect to documents presented which appear on their face to substantially comply with the terms of a Letter of Credit, each Issuing Bank may, in its sole

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discretion provided such Issuing Bank’s conduct in exercising such discretion is in accordance with standard letter of credit practice, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.”.
(mm)    Section 2.18(c) is amended by deleting the “or” immediately prior to clause (c) thereof and adding the phrase “or (d) upon the termination of this Agreement” immediately after the phrase “within 20 Business Days prior to the Maturity Date”.
(nn)    Section 2.18(e) is amended by deleting the second proviso thereto and replacing it with the following:
“ provided, further, that Bank of America, N.A. and HSBC Bank USA, N.A. are each hereby designated as an additional Issuing Bank”.
(oo)    Section 2.18(g) is amended and restated in its entirety as follows:
“(g) Issuance Through Affiliates. At an Issuing Bank’s discretion (with the prior consent of the Parent Borrower, which shall not be unreasonably withheld), one or more Letters of Credit may be issued by an Affiliate of such Issuing Bank (in which case “Issuing Bank” shall, with respect to such Letter of Credit, mean such Affiliate). If and to the extent an Affiliate of the Issuing Bank issues a Letter of Credit such Affiliate shall be an express third party beneficiary of this Agreement with respect to this Section 2.18, and entitled to enforce its rights hereunder as if it were a party hereto.”.
(pp)    Section 2.23(b)(iv) is amended by deleting the phrase “Section 2.12” and replacing it with the phrase “Section 2.12 or Section 2.13”.
(qq)    Section 3.04(b) is amended by deleting the phrase “March 31, 2014” and replacing it with the phrase “March 31, 2017”.
(rr)    Section 3.05(c) is amended by deleting the following phrase from such section:
“No Mortgage encumbers improved Real Property located in the United States that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained in accordance with Section 5.04.”.
(ss)    Section 3.22 is amended and restated in its entirety as follows, with corresponding changes made to the Table of Contents to reflect the new heading of Section 3.22:
“Sanctions.    No Credit Party and none of its Restricted Subsidiaries or, to each Credit Party’s knowledge, their respective Related Parties (a) is a Sanctioned Person, (b) is controlled by or is acting on behalf of a Sanctioned Person, (c) is under

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investigation for an alleged breach of Sanction(s) by a governmental authority that enforces Sanctions, or (d) will fund any repayment of the credit with proceeds derived from any transaction that would be prohibited by Sanctions or, to the knowledge of any Credit Party, would otherwise cause the Lender or any other party to this Agreement to be in breach of any Sanctions. A Credit Party will notify the Lender and Administrative Agent in writing not more than five (5) Business Days after becoming aware of any breach of this section.”
(tt)    Section 4.02(c) is amended by adding the phrase “(or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects)” immediately after each occurrence of the phrase “in all material respects”.
(uu)    Section 5.01(a) is amended by adding the phrase “(and in any case not less than one time in each calendar year)” immediately after the phrase “(including, if applicable, any extension permitted under Rule 12b-25 of the Exchange Act), after the end of each fiscal year”.
(vv)    Section 5.01 is amended by deleting clause (c) thereof and replacing it with the following:
“(c) [Reserved].”.
(ww)    Section 5.04(c) is amended by deleting clause (c) thereof and replacing it with the following:
“(c) [Reserved].”.
(xx)    Section 5.07(c) is amended and restated in its entirety as follows:
“(c)    The Loan Parties shall cooperate fully with the Collateral Agent and its agents during all Collateral field audits and Inventory Appraisals, which shall be at the expense of Borrowers and shall be conducted (x) annually, (y) after the occurrence of a Reporting Trigger Event, so long as such field audit or Inventory Appraisal has commenced or been scheduled, or the auditors and/or appraisers have been engaged, on or prior to the date that is the later of (i) 90 days after the occurrence of such Reporting Trigger Event and (ii) the date that a Reporting Recovery Event occurs, if requested by the Collateral Agent, semi-annually, or (z) following the occurrence and during the continuation of an Event of Default, more frequently at Collateral Agent’s reasonable request.”
(yy)    Section 5.11(c) is amended by adding the following phrase immediately after each occurrence of the phrase “Real Property” therein:
“located outside of the United States”.
(zz)    Section 5.12 is amended by adding the following phrase immediately after the phrase “Real Property of any Loan Party constituting Collateral” in the last sentence of such section:

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“(it being understood that Real Property located in the United States shall not constitute, or be required to become, Collateral)”.
(aaa)    Section 5.16 is amended and restated in its entirety as follows, with corresponding changes made to the Table of Contents to reflect the new heading of Section 5.16:
“Post-Closing Covenants. Execute and deliver the documents and complete the tasks and take the other actions set forth on Schedule 5.16 of Amendment No. 1, in each case within the time limits specified on such Schedule.
(bbb)    Section 6.01(b) is amended by clause (i) thereof and replacing it with the following:
“(i) Indebtedness outstanding on the Amendment No. 1 Effective Date and listed on Schedule 6.01(b) to Amendment No. 1, and Permitted Refinancings thereof,”
(ccc)    Section 6.01(e) is amended by deleting each reference to the phrase “$750,000,000” and replacing it with the phrase “the greater of (x) 15% of Consolidated Net Tangible Assets and (y) $750,000,000”.
(ddd)    Section 6.01(m) is amended by deleting each reference to the phrase “$750,000,000” and replacing it with the phrase “the greater of (x) 15% of Consolidated Net Tangible Assets and (y) $750,000,000”.
(eee)    Section 6.01(y) is amended by deleting the phrase “$500,000,000” and replacing it with the phrase “the greater of (x) 10% of Consolidated Net Tangible Assets and (y) $500,000,000”.
(fff)    Section 6.01(cc) is amended by deleting the phrase “$150,000,000” and replacing it with the phrase “the greater of (x) 3% of Consolidated Net Tangible Assets and (y) $150,000,000”.
(ggg)    Section 6.02(c) is amended and restated in its entirety as follows:
“(c)    any Lien in existence on the Amendment No. 1 Effective Date and set forth on Schedule 6.02(c) to Amendment No. 1 that does not attach to the Accounts and Inventory of any Borrower or Borrowing Base Guarantor and any Lien granted as a replacement, renewal or substitution therefor; provided that any such replacement, renewal or substitute Lien (i) does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Amendment No. 1 Effective Date (including undrawn commitments thereunder in effect on the Amendment No. 1 Effective Date, accrued and unpaid interest thereon and fees and premiums payable in connection with a Permitted Refinancing of the Indebtedness secured by such Lien) and (ii) does not encumber any property other than the property subject thereto on the Amendment No. 1 Effective Date (any such Lien, an “Existing Lien”);”
(hhh)    Section 6.02(u) is amended by deleting the phrase “$50,000,000” and replacing it with the phrase “the greater of (x) 2% of Consolidated Net Tangible Assets and (y) $100,000,000”.
(iii)    Section 6.03 is amended by deleting clause (iii) thereof and replacing it with the following:

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“(iii) after giving effect to such Sale and Leaseback Transaction, the aggregate fair market value of all properties covered by Sale and Leaseback Transactions entered into would not exceed (A) in the case of a Sale and Leaseback Transaction constituting Indebtedness incurred pursuant to Section 6.01(cc), the greater of (x) $150,000,000 and (y) 3% of Consolidated Net Tangible Assets at any time and (B) in the case of all other Sale and Leaseback Transactions, the greater of (x) $250,000,000 and (y) 5% of Consolidated Net Tangible Assets.”.
(jjj)    Section 6.04(a) is amended by deleting the phrase “$75,000,000” and replacing it with the phrase “the greater of (x) 1.5% of Consolidated Net Tangible Assets and (y) $75,000,000”.
(kkk)    Section 6.04(b) is amended and restated in its entirety as follows:
“(b)    Investments outstanding on the Amendment No. 1 Effective Date and identified on Schedule 6.04(b) to Amendment No. 1;”
(lll)    Section 6.04(i) is amended by deleting the phrase “$100,000,000” and replacing it with the phrase “the greater of (x) 2% of Consolidated Net Tangible Assets and (y) $100,000,000”.
(mmm)    Section 6.04 is amended by (i) deleting the word “and” at the end of subsection 6.04(t), and (ii) adding as a new subsection 6.04(v) and a new subsection 6.04(w) the following:
“(v) Investments consisting of (i) unsecured guaranties by Novelis Inc. of NKL’s indemnification obligations owing to (x) the Ulsan JV Subsidiary attributable to employment-related claims or claims of former employees of NKL, and (y) the Ulsan Joint Venture Partner for losses of the Ulsan Joint Venture Partner arising from NKL’s breach of representations, warranties and covenants applicable to NKL under the Ulsan Sale Agreement; provided that Novelis Inc.’s maximum aggregate liability under the guaranties described in this clause (i) shall not exceed $157,500,000, and (ii) an unsecured guaranty by Novelis Inc. of NKL’s indemnification obligations owing to the Ulsan JV Subsidiary for losses of the Ulsan JV Subsidiary arising from environmental liabilities that relate to actions occurring prior to the closing of the Ulsan Share Sale; provided that Novelis Inc.’s maximum aggregate liability under the guaranty described in this clause (ii) shall not exceed $157,500,000;” and
“(w) Investments in Ulsan JV Subsidiary in an aggregate amount not to exceed ₩125,000,000,000 at any time outstanding;”.
(nnn)    Section 6.06(e) is amended by deleting each reference to the phrase “$750,000,000” and replacing it with the phrase “the greater of (x) 15% of Consolidated Net Tangible Assets and (y) $750,000,000”.
(ooo)    Section 6.06(h) is amended by deleting the phrase “$100,000,000” and replacing it with the phrase “the greater of (x) 2% of Consolidated Net Tangible Assets and (y) $100,000,000”.
(ppp)    Section 6.06(i) is amended by (i) deleting the first instance of the phrase “$50,000,000” and replacing it with the phrase “the greater of (x) 1% of Consolidated Net Tangible Assets and (y) $50,000,000” and (ii) deleting the phrase “such $50,000,000 aggregate cap will not

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apply to such Asset Swap” and replacing it with “the aggregate cap in clause (iii) above will not apply to such Asset Swap”.
(qqq)    Section 6.06(r) is amended by deleting each reference to the phrase “$750,000,000” and replacing it with the phrase “the greater of (x) 15% of Consolidated Net Tangible Assets and (y) $750,000,000”.
(rrr)    Section 6.06 is amended by (i) deleting the word “and” at the end of subsection 6.06(r), (ii) deleting the period at the end of subsection 6.06(s) and replacing it with a semicolon, (iii) adding as a new subsection 6.06(t) “any sale, lease transfer or other disposition in connection with any industrial revenue bond or similar program that does not result in the recognition of the sale or the asset transfer in accordance with GAAP, or any similar transaction;” and (iv) adding a new subsection 6.06(u) and a new subsection 6.06(v) as follows:
“(u) the Ulsan Share Sale; and
(v) the NKL Share Repurchase.”
(sss)    Section 6.17 is amended and restated in its entirety as follows:
“Fiscal Year. Change its fiscal year-end to a date other than March 31; provided that, upon at least 30 Business Days’ prior written notice to the Administrative Agent (or such shorter period as may be determined by the Administrative Agent in its sole discretion), each of Holdings and its Subsidiaries shall be permitted to change its fiscal year-end to December 31 at any time on or after the date that Hindalco changes its fiscal year-end to December 31, in which case the Loan Parties and the Administrative Agent will, and are hereby authorized by the other Agents, the Lenders and the Issuing Banks to, make any adjustments to this Agreement and the other Loan Documents that are reasonably requested by the Administrative Agent or are necessary to reflect such change in fiscal year-end.”
(ttt)    Section 6.18 is amended by deleting the phrase “Use the proceeds of any Loans” and replacing it with the phrase “Use the proceeds of any Loans or any drawings under a Letter of Credit”.
(uuu)    Section 6.19 is amended by (i) deleting the word “and” immediately before the reference to clause (5) therein, (ii) adding the phrase “Standard Factoring Undertakings and Standard Securitization Undertakings in connection with transactions otherwise permitted hereunder and (6)” immediately after “(5)”, and (ii) adding the phrase “or restricts assignment, pursuant to customary provisions, of any other agreement entered into in the ordinary course of business,” at the end of clause Section (c) therein.
(vvv)    Section 6.20 is amended and restated in its entirety as follows, with corresponding changes made to the Table of Contents to reflect the new heading of Section 6.20:
“Compliance with Anti-Money Laundering Laws and Anti-Corruption Laws. Each Credit Party, its Restricted Subsidiaries and their respective Related Parties shall: (a) comply in all material respects with all applicable Anti-Money Laundering Laws and Anti-Corruption Laws, and shall maintain policies and procedures

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reasonably designed to ensure compliance with the Anti-Money Laundering Laws and Anti-Corruption Laws, (b) ensure it does not use, directly or indirectly, any part of the proceeds of the Loans or any Letter of Credit in violation of any Anti-Corruption Laws or Anti-Money Laundering Law, and (c) ensure it does not fund any repayment of any Loan or LC Obligation in violation of any Anti-Corruption Laws or Anti-Money Laundering Laws. Each Credit Party shall, upon the request of the Administrative Agent from time to time, provide certification and other reasonably requested evidence of such Credit Party’s compliance with this section.”
(www)    Section 6.21 is amended and restated in its entirety as follows, with corresponding changes made to the Table of Contents to reflect the new heading of Section 6.21:
“Compliance with Sanctions. No Credit Party and none of its Restricted Subsidiaries or, to each Credit Party’s knowledge, their respective Related Parties will, directly or indirectly, use the proceeds of any Loan or any drawing under any Letter of Credit hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund any activities or business of or with a Sanctioned Person in any manner violative of any Sanctions, or (ii) in any manner that would be prohibited by Sanctions or, to the knowledge of any Credit Party, would otherwise cause the Lender to be in breach of any Sanctions. Each Credit Party shall comply with Sanctions and shall maintain policies and procedures reasonably designed to ensure compliance with Sanctions.”
(xxx)    Section 8.01(d)(i) is amended by deleting the word “and” immediately prior to the phrase “ARTICLE VI” and replacing it with the word “or”.
(yyy)    Section 9.01(d) is amended by deleting the phrase “that are not a part of the Cash Management Systems” from clause (A) thereof.
(zzz)    Section 9.02(f) is amended by deleting each reference to the word “Covenant” therein and replacing them with the word “Reporting”.
(aaaa)    Section 9.03(a) is amended by (i) amending and restating the first proviso thereto as follows: “provided that, if during the first month of any fiscal quarter the Total Revolving Exposure does not at any time exceed 25% of the Total Borrowing Base (as reported in the Borrowing Base Certificate most recently delivered pursuant to the terms of this Agreement) and no Default is then continuing, the Administrative Borrower shall not be required to deliver a Borrowing Base Certificate with regard to such month;” and (ii) deleting the phrase “In addition, the Administrative Borrower shall promptly (and in any event within five (5) Business Days) provide to the Collateral Agent and the Administrative Agent an updated Borrowing Base Certificate after the occurrence of” and replacing it with the phrase “In addition, the Administrative Borrower shall promptly (and in any event within five (5) Business Days) after the occurrence thereof provide to the Collateral Agent and the Administrative Agent a revision to the most recently delivered Borrowing Base Certificate, which revised certificate shall report the Borrowing Base as of the last day of the month (or week, after the occurrence of a Covenant Trigger Event and until the occurrence of a corresponding Covenant Recovery Event) covered by such certificate, demonstrating the pro forma effect of the following on the Borrowing Base:”.

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(bbbb)    Section 9.03(c) is amended by (i) deleting the phrase “Covenant Trigger Event” and replacing it with the phrase “Reporting Trigger Event” and (ii) deleting the phrase “Cash Dominion” and replacing it with the word “Reporting”.
(cccc)    Section 9.03(e) is amended by deleting each reference to the word “Covenant” and replacing them with the word “Reporting”.
(dddd)    Section 10.01(a) is amended by adding the following sentence at the end thereof:
“Pursuant to article 1161 of the French code civil, the Lenders hereby expressly authorize the French Collateral Agent to act on the behalf and for the account of the Lenders and in its own name and for its own account as creditor under the Parallel Debt provision set forth in Section 11.24, in connection with the performance of the Loan Documents.”.
(eeee)    Section 10.02(a) is amended by (i) deleting the word “or” immediately prior to clause (g) and adding the following phrase at the end thereof (prior to giving effect to the following clause (ii)): “or (h) to the extent such Lien attaches to property that would otherwise constitute Excluded Property” and (ii) adding the following two sentences at the end thereof:
“As of the Amendment No. 1 Effective Date, notwithstanding anything to the contrary in the Intercreditor Agreement, and as permitted by Section 2.4(b)(i) of the Intercreditor Agreement, each Secured Party hereby unconditionally (i) (x) terminates each Mortgage in respect of Real Property located in the United States, Quebec, and the Ouro Preto Real Property located in Brazil, and (y) releases (1) the equipment and inventory owned by the Brazilian Guarantor that is located in Ouro Preto Brazil, and (2) the Real Property located in the United States, Quebec, and the Ouro Preto Real Property located in Brazil, in the case of clauses (1) and (2), from securing the Secured Obligations, and agrees that such Real Property and such Brazilian inventory and equipment shall not constitute “Collateral” or “Mortgaged Property” for any purposes hereunder or under any other Loan Document, and (ii) authorizes and directs (x) the Administrative Agent or the Collateral Agent, as applicable, at the Borrowers’ sole cost and expense, promptly upon receipt thereof, to execute and deliver to the Parent Borrower documents and agreements that release and discharge the Mortgages and Liens encumbering the Real Property located in the United States, Quebec, and the Ouro Preto Real Property located in Brazil, and to otherwise evidence the release and discharge of the equipment and inventory owned by the Brazilian Guarantor that is located in Ouro Preto Brazil, and (y) any Borrower or any of its Subsidiaries to record or cause any title company, attorney, or other Person to record such documents and agreements effecting such releases and discharges in the United States, Quebec and Brazilian land title records (or local equivalent) and, in the case of such Brazilian inventory and equipment, any applicable filing offices in Brazil, in each case as determined by such Borrower or such Subsidiary. Each Secured Party acknowledges as of the Amendment No. 1 Effective Date, that mortgages over Real Property located in the United States in favor of the Term Loan Administrative Agent or the Term Loan

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Collateral Agent, as the case may be, shall remain in full force and effect, irrespective of the releases described in the immediately preceding sentence, and that no mortgages over Real Property located in the United States shall be entered into to secure the Secured Obligations from and after the Amendment No. 1 Effective Date.”.
(ffff)    Section 10.05 is amended by adding the following sentence immediately after the first sentence thereof:
“In no event shall any Lender have any obligation thereunder to indemnify or hold harmless any Agent Indemnitee with respect to a Claim that is determined in a final, non-appealable judgment by a court of competent jurisdiction to result from the gross negligence or willful misconduct of such Indemnitee.”.
(gggg)     Section 11.02(b)(iv) is amended by deleting the word “or” immediately prior to clause (v) thereof and adding the following clauses (vi) and (vii) at the end thereof:
“(vi) permit or require mortgages or other security over Real Property located in the United States, or otherwise amend the definitions of Excluded Property or Collateral to include Real Property located in the United States, or (vii) except pursuant to the Intercreditor Agreement, release Holdings or all or substantially all of the Subsidiary Guarantors from their Guarantees (except as provided in this Agreement (including, without limitation, Section 7.09) or as otherwise expressly provided by any such Guarantee), or limit their liability in respect of such Guarantees”.
(hhhh)    Section 11.04(c)(i) is amended by adding the phrase “a U.S.-based Affiliate of a Lender or an Approved Fund,” immediately after the phrase “ in the case of a partial assignment to a Person other than a Lender,”.
(iiii)    Section 11.04(c)(iii) is amended by deleting the phrase “article 1278 et seq. of the French Code civil” and replacing it with the phrase “article 1334 et seq. of the French code civil”.
(jjjj)    Section 11.09(b) is amended by deleting the phrase “NONEXCLUSIVE JURISDICTION” and replacing it with the phrase “EXCLUSIVE JURISDICTION”.
(kkkk)    Section 11.16 is amended by adding the following sentence at the end thereof:
“Notwithstanding anything herein to the contrary, each party hereby acknowledges that the provisions of article 1195 of the French code civil shall not apply to it with respect to its obligations under the French Security Agreements and that it shall not be entitled to make any claim under article 1195 of the French code civil.”
(llll)    Article XI is amended by adding a new Section 11.35 at the end thereof as follows:
“SECTION 11.35 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject

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to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”.
(mmmm)    Article XI is amended by adding a new Section 11.36 as follows:
“SECTION 11.36     Lender Authorizations with respect to the NKL Share Repurchase. The Lenders authorize and direct, in connection with the NKL Share Repurchase, the Collateral Agent to return any share certificates representing Equity Interests in NKL and sign any documentation required to give effect to the NKL Share Repurchase; provided, that after giving effect to the NKL Share Repurchase, certificates representing 100% of the Equity Interests in NKL held by Loan Parties are promptly delivered to the Term Loan Collateral Agent or its counsel along with such other documentation required to pledge such Equity Interests as Collateral.”.
(nnnn)    Annex I is amended and restated in its entirety by Annex I attached hereto
(oooo)    Annex II is amended and restated in its entirety as follows:

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“Applicable Margin

Average Quarterly Excess Availability	Eurocurrency	EURIBOR	Base Rate

Level I Greater than or equal to 50% of the aggregate Commitments	1.25%	1.25%	0.25%

Level II Less than 50% and equal to or greater than 33% of the aggregate Commitments	1.50%	1.50%	0.50%

Level III Less than 33% of the aggregate Commitments	1.75%	1.75%	0.75%

Until December 31, 2017, the Applicable Margin shall be determined based upon Level II. Thereafter, the Applicable Margin shall be subject to increase or decrease as of the first day of each fiscal quarter based on Average Quarterly Excess Availability for the preceding fiscal quarter. If the first Borrowing Base Certificate in any fiscal quarter is not received by the date required under Section 9.03, then, at the option of the Administrative Agent or Required Lenders, the margins shall be determined as if Level III were applicable, from such day until the first day of the calendar month following actual receipt.”.
(pppp)    Schedule 3.17 “Pension Matters” is amended and restated in its entirety by Schedule 3.17 attached hereto.
(qqqq)    Schedule 6.01(b) “Existing Indebtedness” is amended and restated in its entirety by Schedule 6.01(b) attached hereto.
(rrrr)    Schedule 6.02(c) “Existing Liens” is amended and restated in its entirety by Schedule 6.02(c) attached hereto.
(ssss)    Schedule 6.04(b) “Existing Investments” is amended and restated in its entirety by Schedule 6.04(b) attached hereto.
Section 5.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Lenders:
(a)    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i)    Loan Documents. Executed counterparts of each of the following, properly executed by a Responsible Officer of each applicable signing Person:

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(A)    this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Lenders, the Issuing Banks, the Administrative Agent, the Collateral Agent, and the European Swingline Lender;
(B)    a Borrowing Base Certificate, dated the Amendment Effective Date and certifying the Borrowing Base as of August 31, 2017 (after giving effect to this Amendment);
(C)    to the extent applicable, a Note executed by each applicable Borrower in favor of each Lender that has requested a Note prior to the Amendment Effective Date;
(D)    such amendments to, amendments and restatements of, or confirmations or reaffirmations of, or supplements to, existing Security Documents or other Loan Documents, such additional Security Document, Loan Documents or other filings, renewals of filings, searches or actions, in each case as the Administrative Agent or the Collateral Agent may require in connection with this Amendment; provided that the foregoing shall not be required in respect of Real Property located in the United States;
(E)    each New Lender shall execute and deliver to the Administrative Agent (1) a Swiss Qualifying Bank representation letter and (2) a UK withholding tax representation letter, in the case of clauses (1) and (2), in form and substance reasonably satisfactory to the Administrative Agent; and
(F)    Mortgage releases, dated as of the Amendment Effective Date, in form and substance reasonably acceptable to the Administrative Agent, in respect of all Real Property located in the United States that is secured by a Mortgage in favor of the Administrative Agent or the Collateral Agent.
(ii)    Corporate Documents.
(A)    a certificate of the secretary, assistant secretary or managing director (where applicable) of each Loan Party dated the Amendment Effective Date, certifying (1) that attached thereto is a true and complete copy of each Organizational Document (or its equivalent including the constitutional documents) of such Loan Party certified (to the extent customary in the applicable jurisdiction) as of a recent date by the Secretary of State (or equivalent Governmental Authority) of the jurisdiction of its organization, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors and/or shareholders, as applicable, of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings under the Credit Agreement, and

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that such resolutions, or any other document attached thereto, have not been modified, rescinded, amended or superseded and are in full force and effect, (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary, assistant secretary or managing director executing the certificate in this clause (A), and other customary evidence of incumbency) and (4) that the borrowing, guarantee, or granting of Liens with respect to the Loans or any of the other Secured Obligations would not cause any borrowing, guarantee, security or similar limit binding on any Loan Party to be exceeded;
(B)    a certificate as to the good standing (where applicable, or such other customary functionally equivalent certificates or abstracts) of each Loan Party (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable Governmental Authority);
(C)    a certificate of the applicable Loan Parties confirming that the records of the applicable Loan Parties at the United Kingdom Companies House and each other relevant registrar of companies (or equivalent Governmental Authority) in the respective jurisdictions of organization of the Loan Parties are accurate, complete and up to date and that the latest relevant accounts have been duly filed, where applicable;
(D)    if relevant, evidence that each Irish Guarantor has done all that is necessary to follow the procedures set out in section 82 of the Companies Act 2014 of Ireland in order to enable it to enter into the Loan Documents;
(E)    evidence that each of the Loan Parties are members of the same group of companies consisting of a holding company and its subsidiaries for the purposes of Section 7 of the Companies Act 2014 of Ireland and Section 8 of the Companies Act 2014 of Ireland;
(F)    up-to date certified copy of the constitutional documents (e.g., for a German GmbH: Handelsregisterauszug, Gesellschaftsvertrag, Gesellschafterliste) for each German Loan Party; and
(G)    such other documents as the Lenders, the Issuing Banks or the Administrative Agent may reasonably request.
(iii)    Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Parent Borrower, certifying (i) compliance with the conditions precedent set forth in this Section 5, (ii) that no Default has occurred and is continuing, and (iii) that each of the representations and warranties made by any Loan Party set forth in Section 6 below or in any other Loan Document were true and correct in all material respects (or, in the case of any representation or warranty that is qualified as

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to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly related to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(iv)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form of Exhibit O to the Credit Agreement (or in such other form as is satisfactory to the Administrative Agent to reflect applicable legal requirements), dated the Amendment Effective Date and signed by a senior Financial Officer of the Parent Borrower.
(b)    Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Banks, (i) a favorable written opinion of Torys LLP, special counsel for the Loan Parties and (ii) a favorable written opinion of certain local and foreign counsel of the Loan Parties (or, in the case of Loan Documents governed by the laws of the United Arab Emirates or the Dubai International Financial Centre, foreign counsel of the Agents), in each case (A) dated the Amendment Effective Date, (B) addressed to the Agents, the Issuing Banks and the Lenders and (C) covering such matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request.
(c)    Applicable Law. The Administrative Agent shall be satisfied that Holdings, the Borrowers and their Subsidiaries and the Transactions shall be in full compliance with all material Applicable Law, including Regulations T, U and X of the Board, and shall have received satisfactory evidence of such compliance reasonably requested by them.
(d)    Consents. All approvals of Governmental Authorities and third parties necessary to consummate the Transactions shall been obtained and shall be in full force and effect.
(e)    Litigation. There shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions.
(f)    USA Patriot Act. The Arrangers, the Agents, the Issuing Banks and the Lenders shall have received, sufficiently in advance of the Amendment Effective Date, all documentation and other information that may be required by the Arrangers, the Agents, the Issuing Banks and the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Act (including, without limitation, the information described in Section 11.13 of the Credit Agreement).
(g)    Payment of Interest, Fees, Costs, and Expenses.
(i)    The Arrangers and Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Agents, and the reasonable fees and expenses of any local counsel, foreign counsel, appraisers,

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consultants and other advisors) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.
(ii)    Each Agent, each Lender (including each Existing Lender that is not a Lender party to this Amendment), and each Issuing Bank shall have received all accrued and unpaid interest, fees and other amounts owing to such Person as of the Amendment Effective Date.
(h)    Representations and Warranties. Each of the representations and warranties contained in Section 6 below and in any other Loan document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof and the Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
(i)    No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and the Administrative Agent shall have received a certificate of a Responsible Officer of the Parent Borrower, addressed to the Administrative Agent and dated as of the Amendment Effective Date, certifying the same.
Notwithstanding the foregoing, to the extent that the execution and delivery of any document or the completion of any task or action is listed on Schedule 5.16 to Amendment No. 1, such item shall not be a condition precedent and shall instead be subject to Section 5.16 to Amendment No. 1.
Section 6.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b)    The execution and delivery by the Parent Borrower, each other Loan Party and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Parent Borrower, each other Loan Party and the Third Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c)    This Amendment has been duly executed and delivered by the Parent Borrower, each other Loan Party and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Parent Borrower’s, such Loan Party’s or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency,

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reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 7.    Continuing Effect; Liens and Guarantees; No Novation.
(a)     Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations of the Parent Borrower and the Guarantors. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b)    Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. The Parent Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c)    Holdings, the Parent Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Parent Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Parent Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement, and except as expressly amended by this Agreement, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Agreement.
(d)    Without limiting the generality of this Section 7 or Section 8, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Existing Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing

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contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 8.    U.S. Reaffirmation.
(a)    The Reaffirming Parties hereby confirm their respective guarantees, assignments, pledges and grants of security interests, as applicable, under the U.S. Security Agreement, and agree that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b)    Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in the U.S. Security Agreement will include the “Secured Obligations” as defined in the Credit Agreement.
Section 9.    Grant of Security Interest. In furtherance of the reaffirmations set forth in the preceding Section 8, each Reaffirming Party hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all the right, title and interest of such Reaffirming Party in, to and under all Pledged Collateral (as defined in the U.S. Security Agreement) to secure payment and performance of the Secured Obligations. Each Reaffirming Party hereby irrevocably authorizes the Collateral Agent to file or record financing statements and, to the extent permitted or required hereunder or under the U.S. Security Agreement, other documents or instruments in order to ensure a perfected security interest in the Pledged Collateral owned by such Reaffirming Party. Any financing statement filed by the Collateral Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Reaffirming Party’s Pledged Collateral (1) as all assets of such Reaffirming Party or words of similar effect, regardless of whether any particular asset comprised in the Pledged Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in the U.S. Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Reaffirming Party is an organization, the type of organization and any organization identification number issued to such Reaffirming Party, and (B) in the case of a financing statement filed as a fixture filing or indicating such Reaffirming Party’s Pledged Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Pledged Collateral relates.
Section 10.    Reference to and Effect on the Loan Documents.
(a)    Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each

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of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement, any other provisions of the Credit Agreement as amended hereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c)    The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d)    This Amendment shall constitute a Loan Document.
Section 11.    Further Assurances. The Parent Borrower, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 12.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
Section 13.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 14.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

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Section 15.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.

NOVELIS INC., as the Parent Borrower, Administrative Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Vice President and Treasurer
AV METALS INC., as Holdings
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Assistant Treasurer
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer
NOVELIS ACQUISITIONS LLC,
as a U.S. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer
NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS UK LTD, as U.K. Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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4260848 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM HOLDING UNLIMITED COMPANY by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney
witness:
By:    /s/ Shannon Curran
Name:    Shannon Curran
Title:    Sr. Legal Manager

Address: 3560 Lenox Road, Ste. 2000
Atlanta, GA 30326

Occupation: Paralegal

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS DEUTSCHLAND GMBH,
as German Borrower and a German Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Person Authorized by virtue of Power of     Attorney
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Person Authorized by virtue of Power of     Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS PAE S.A.S., as French Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By: /s/ Randal P. Miller
Name: Randal P. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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NOVELIS ITALIA S.P.A., as Third Party Security Provider

By: /s/ Randal P. Miller Name: Randal P. Miller Title: Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, U.S. Swingline Lender and as a Lender
By: /s/ Dan Denton
Name: Dan Denton
Title: Vice President
WELLS FARGO BANK, N.A. (LONDON BRANCH), as European Swingline Lender
By: /s/ T Saldanha
Name: T Saldanha
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Bank of America, N.A.,
as a Lender
By: /s/ John Olsen
Name: John Olsen
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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CITIBANK, N.A.,
as a Lender
By: /s/ David G Foster
Name: David G. Foster
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Bank of America, N.A.,
as an Issuing Bank
By: /s/ John Olsen
Name: John Olsen
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By: /s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director
By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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JPMORGAN CHASE BANK, N.A.,
as a Lender
By: /s/ James Shender
Name: James Shender
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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BNP Paribas,
as a Lender
By: /s/ Guelay Mese
Name: Guelay Mese
Title: Director
By: /s/ Raymond G. Dunning
Name: Raymond G. Dunning
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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HSBC Bank USA, N.A.,
as Lender and Issuing Bank
By: /s/ Thomas T. Rogers
Name: Thomas T. Rogers
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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SOCIETE GENERALE,
as a Lender
By: /s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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BARCLAYS BANK PLC,
as a Lender
By: /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Standard Chartered Bank,
as a Lender
By: /s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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MUFG Union Bank, N.A.,
as a Lender
By: /s/ Adrian Avalos
Name: Adrian Avalos
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Bank of Montreal, Chicago Branch,
as a Lender
By: /s/ Kimberly Ptak
Name: Kimberly Ptak
Title: Authorized Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Bank of Montreal, London Branch,
as a Lender
By: /s/ Anthony Ebdon
Name: Anthony Ebdon
Title: Managing Director
By: /s/ Tom Woolgar
Name: Tom Woolgar
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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ABN AMRO Capital USA LLC,
as a Lender
By: /s/ Robert Doyle
Name: Robert Doyle
Title: Vice President
By: /s/ R. Bisscheroux
Name: R. Bisscheroux
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Bank of Nova Scotia,
as a Lender
By: /s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By: /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By: /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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ING Capital LLC,
as a Lender
By: /s/ Jerry L. McDonald
Name: Jerry L. McDonald
Title: Director
By: /s/ Doug S. Clarida
Name: Doug S. Clarida
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Natixis, New York Branch,
as a Lender
By: /s/ Gerry Canet
Name: Gerry Canet
Title: Managing Director
By: /s/ Rebecca Lo
Name: Rebecca Lo
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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PNC Bank NA,
as a Lender
By: /s/ Nelson Rauscher
Name: Nelson Rauscher
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Regions Bank,
as a Lender
By: /s/ Debra L. Coheley
Name: Debra L. Coheley
Title:     Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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GOLDMAN SACHS BANK USA,
as a Lender
By: /s/ Josh Rosenthal
Name: Josh Rosenthal
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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MORGAN STANLEY BANK, N.A.,
as a Lender
By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Siemens Financial Services, Inc.,
as a Lender
By: /s/ Maria Levy
Name: Maria Levy
Title: Vice President
By: /s/ Sonia Vargas
Name: Sonia Vargas
Title: Sr. Loan Closer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

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Annex I
Revolving Commitments

Lender	Revolving Commitment
Wells Fargo Bank, National Association	$136,500,000
Bank of America, N.A.	81,500,000
Citibank, N.A.	75,000,000
Deutsche Bank AG New York Branch	75,000,000
JPMorgan Chase Bank, N.A.	75,000,000
Bank of Montreal, Chicago Branch and Bank of Montreal, London Branch	40,000,000
Barclays Bank Plc	40,000,000
BNP Paribas	40,000,000
HSBC Bank USA, N.A.	40,000,000
Societe Generale	40,000,000
Standard Chartered Bank	40,000,000
ABN AMRO Capital USA LLC	35,000,000
ING Capital LLC	35,000,000
PNC Bank, N.A.	35,000,000
Regions Bank	35,000,000
MUFG Union Bank, N.A.	35,000,000
The Bank of Nova Scotia	25,000,000
Credit Suisse AG, Cayman Islands Branch	25,000,000
Goldman Sachs Bank USA	25,000,000
Morgan Stanley Bank, N.A.	25,000,000
Natixis, New York Branch	25,000,000
Siemens Financial Services, Inc.	17,000,000

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Schedule 3.17
Pension Matters

•	Novelis Inc. maintains the Novelis Pension Plan (Canada), a defined benefit pension plan covering employees hired before January 1, 2006.

•	Novelis Inc. maintains the Novelis Defined Contribution Pension Plan, a defined contribution plan covering employees hired on or after January 1, 2006.

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Schedule 5.16
Post-Closing Covenants
[To come.]

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Schedule 6.01(b)
Existing Indebtedness
[To come.]

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Schedule 6.02(c)
Existing Liens
[To come.]

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Schedule 6.04(b)
Existing Investments
[To come.]

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Exhibit A

$1,000,000,000
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of October 6, 2014,
AS AMENDED BY AMENDMENT NO. 1,
dated as of September [14], 2017,
among
NOVELIS INC.,
as Parent Borrower,
NOVELIS CORPORATION
as U.S. Borrower,
THE OTHER U.S. SUBSIDIARIES OF PARENT BORROWER
PARTY HERETO AS U.S. BORROWERS,
NOVELIS UK LTD,
as U.K. Borrower,
NOVELIS AG,
as Swiss Borrower,
NOVELIS DEUTSCHLAND GMBH,
as German Borrower,
AV METALS INC.,
THE OTHER GUARANTORS PARTY HERETO,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Collateral Agent, and U.S. Swingline Lender,
WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender, and
BANK OF AMERICA, N.A. AND HSBC BANK USA, N.A.,
as Issuing Banks.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS, INC.,
DEUTSCHE BANK SECURITIES INC., and
JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agents.
____________________________________________________________________
WELLS FARGO BANK, NATIONAL ASSOCIATION,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
CITIGROUP GLOBAL MARKETS, INC.,
DEUTSCHE BANK SECURITIES INC., and
JPMORGAN CHASE BANK, N.A.,
as Joint Lead Arrangers and Joint Bookmanagers.

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